QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32

906 Certification

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

        I, Thomas M. Prescott, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Annual Report of Align Technology, Inc. on Form 10-K for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-K fairly presents in all material respects the financial condition and results of operations of Align Technology, Inc.

	By:	/s/ THOMAS M. PRESCOTT
Date: February 26, 2008	Name:	Thomas M. Prescott
	Title:	President and Chief Executive Officer

        I, Kenneth B. Arola, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Annual Report of Align Technology, Inc. on Form 10-K for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-K fairly presents in all material respects the financial condition and results of operations of Align Technology, Inc.

	By:	/s/ KENNETH B. AROLA
Date: February 26, 2008	Name:	Kenneth B. Arola
	Title:	Chief Financial Officer and Vice President, Finance

QuickLinks

  Exhibit 32